SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             CHESAPEAKE CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                   [L O G O]


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                March 24, 1999

To the Stockholders of
Chesapeake Corporation:


      We are pleased to invite you to attend the annual meeting of stockholders of Chesapeake Corporation to be held at the Crestar Bank Auditorium, 4th Floor, 919 East Main Street, Richmond, Virginia, on Wednesday, April 28, 1999, at 10:00 A.M., for the following purposes:

            (1) to elect three  directors to serve until the 2002 annual meeting of stockholders;

            (2) to  approve  amendments  to the  Chesapeake  Corporation  1997
                Incentive Plan (the "1997 Incentive Plan");

            (3) to  ratify  the  appointment  by the  Board  of  Directors  of
                PricewaterhouseCoopers LLP as independent accountants for 1999; and

            (4) to transact such other  business as may properly come before the meeting.

      Only stockholders of record at the close of business on March 12, 1999, are entitled to notice of, to vote at and to participate in the meeting.

      You are requested to mark, date, sign and return the enclosed form of proxy in the enclosed envelope whether or not you expect to attend the meeting in person.


                                   By order of the Board of Directors:


                                            J. P. Causey Jr.
                                              Secretary

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS


                              GENERAL INFORMATION

      Solicitation of the enclosed proxy is made by and on behalf of Chesapeake Corporation for use at the annual meeting of stockholders to be held at the Crestar Bank Auditorium, 4th Floor, 919 East Main Street, Richmond, Virginia, on Wednesday, April 28, 1999, and at any adjournments of such meeting. An annual report, including financial statements for the year ended December 31, 1998, is enclosed with this proxy statement.

      The expense of this solicitation will be paid by the Corporation. Officers, directors and employees of the Corporation may make solicitations of proxies by telephone or telegraph or by personal calls. The firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies at a fee estimated not to exceed $6,000, plus direct out-of-pocket expenses. Brokerage houses, nominees and fiduciaries have been requested to forward proxy soliciting material to the beneficial owners of the stock held of record by them, and the Corporation will reimburse them for their charges and expenses.

      The Corporation's charter authorizes the issuance of up to 60,000,000 shares of Common Stock ($1 par value) ("Common Stock") and 500,000 shares of Preferred Stock ($100 par value). Only stockholders of record at the close of business on March 12, 1999, are entitled to notice of, to vote at and to participate in the meeting. On the record date, the stock issued and outstanding consisted of 21,474,005 shares of Common Stock. Holders of Common Stock will vote as a single class at the annual meeting. Each outstanding share will entitle the holder to one vote. All shares represented by properly executed and delivered proxies will be voted at the meeting or any adjournments.

      A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes for all matters considered at the meeting. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present at such meeting. Directors are elected by a plurality of the votes cast by holders of Common Stock at a meeting at which a quorum is present. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast. Approval of the amendments to the 1997 Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies, and entitled to vote with respect thereto, at a meeting at which a quorum is present. Abstentions and Broker Shares that are included for purposes of determining whether a quorum is present but are not voted with respect to the approval of the amendments to the 1997 Incentive Plan will have the same effect as a negative vote for purposes of approving the amendments to the 1997 Incentive Plan.

      This proxy statement and the enclosed form of proxy were first mailed to stockholders on March 24, 1999.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

      The Corporation's Board of Directors is divided into three classes. At the annual meeting, three directors are expected to be elected to Class I to hold office for a term of three years and until their respective successors are duly elected and qualified. Mr. McCoy, a director in Class I, has elected to retire and has declined to be nominated for re-election.

                        Information Concerning Nominees

                              Name and Age;                           Director
                         Principal Occupation or                    Continuously
                    Employment During Last Five Years                  Since


       Class I (to serve until the 2002 annual meeting of stockholders)

                      John W. Rosenblum, 55                               1984

                      Dean, Jepson School of Leadership  Studies,
                      University of Richmond (since 1996);
                      former Tayloe Murphy  Professor of Business
                      Administration (1993-1996), Darden Graduate
                      School of Business Administration, University of Virginia; Director of Cadmus Communications Corporation, Comdial Corporation, Cone Mills Corporation and Grantham, Mayo, van Otterloo, LLP.

                      Richard G. Tilghman, 58                             1986

                      Chairman  of  the  Board,   Chief  Executive
                      Officer and Director, Crestar Financial
                      Corporation, a bank holding company;  Vice
                      Chairman of the  Board, Executive  Vice
                      President  and  Director,  SunTrust
                      Banks,  Inc.,  a bank holding company.


                      Hugh V. White, Jr., 65                            _____

                      Partner, Hunton & Williams, the Corporation's principal law firm (retiring March 31, 1999); Director of Pulaski Furniture Corporation.


Unless authority to do so is withheld, shares represented by properly executed proxies in the enclosed form will be voted for the election of the three persons named above. Messrs. Rosenblum and Tilghman are currently directors and have served continuously since the year each joined the Corporation's Board. If any of the nominees should become unavailable, the Board of Directors may designate substitute nominees, for whom the proxies will be voted. In the alternative, the Board may reduce the size of the Class to the number of remaining nominees, for whom the proxies will be voted.

      THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS A VOTE FOR PROPOSAL 1 TO
                                                             ---
ELECT MESSRS. ROSENBLUM, TILGHMAN AND WHITE TO THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2002 ANNUAL MEETING.

                        Directors Continuing in Office

      There are six directors whose present term of office will continue until 2000 or 2001, as indicated below, and until their respective successors are duly elected and qualified. Each has served continuously since the year he joined the Corporation's Board.

                              Name and Age;                           Director
                         Principal Occupation or                    Continuously
                    Employment During Last Five Years                  Since


        Class II (to serve until the 2000 annual meeting of stockholders)

                      Wallace Stettinius, 66                              1980

                      Retired (since 1995); former Chairman of the
                      Board, Cadmus Communications Corporation, a graphic communications holding company; Director of Cadmus Communications Corporation.


                      Joseph P. Viviano, 60                               1988

                      Vice   Chairman   (1999)  and   Director,
                      Hershey Foods Corporation, a manufacturer of confectionery products, and former President and Chief Operating Officer (1993-1998), Hershey Foods Corporation; Director of Harsco Corporation and Huffy Corporation.



                      Harry H. Warner, 63                                 1978

                      Chairman of the Board (Non-executive) of the Corporation (since 1998); Financial Consultant; Director of Allied Research Corporation, Pulaski Furniture Corporation and Virginia Management Investment Corp.

       Class III (to serve until the 2001 annual meeting of stockholders)

                      Robert L. Hintz, 68                                 1985

                      Chairman of the Board, R. L. Hintz and Associates, a management services consulting firm; Director of Arch Coal, Inc., Reynolds Metals Company and Scott & Stringfellow Financial, Inc.


                      Thomas H. Johnson, 49                               1997

                      President & Chief Executive Officer of the Corporation (since 1997); former Vice Chairman (1996-1997) and President and Chief Executive Officer (1989-1996), Riverwood International Corporation, a forest products and packaging company.


                      Frank S. Royal, 59                                  1990

                      Physician;  Director of Columbia/HCA Healthcare
                      Corporation,    CSX    Corporation,    Dominion
                      Resources, Inc. and SunTrust Banks, Inc.


      The Board of Directors meets regularly every two months and following each annual meeting of stockholders. During the last year, there were seven meetings of the Board.

      The Board has standing Executive, Audit, Executive Compensation and Nominating Committees. Members of the Executive Committee are Messrs. Warner (Chairman), Hintz, Johnson, Rosenblum and Stettinius. During the last year, there were no meetings of the Executive Committee. The Executive Committee reviews various matters and submits proposals or recommendations to the Board of Directors. The Executive Committee is empowered to and does act for the Board of Directors on certain matters.

      Members of the Audit Committee are Messrs. Hintz (Chairman), McCoy, Rosenblum and Royal. During the last year, there were four meetings of the Audit Committee. The Audit Committee recommends an independent accounting firm to be selected by the Board of Directors for the upcoming year. The Audit Committee reviews and approves various audit functions including the year-end audit performed by the Corporation's independent accountants. The Corporation's internal auditors and independent accountants regularly report directly to the Audit Committee.

      Members of the Executive Compensation Committee (the "Compensation Committee") are Messrs. Stettinius (Chairman), McCoy, Royal and Tilghman. During the last year, there were four meetings of the Compensation Committee. The Compensation Committee approves officer incentive awards, grants stock options, stock awards and performance share awards and recommends to the Board of Directors remuneration levels for officers, general remuneration plans for all management personnel and other employee remuneration plans.

      Members of the Nominating Committee are Messrs. Rosenblum (Chairman), Royal, Stettinius and Viviano. During the last year, there were three meetings of the Nominating Committee. The Nominating Committee reviews the performance and attendance of directors, recommends to the full Board of Directors persons to serve as directors of the Corporation and establishes such procedures as it deems proper to receive and review information concerning potential candidates for election or re-election to the Board of Directors. Stockholders entitled to vote for the election of directors may nominate candidates for consideration by the Nominating Committee. Notice of nominations made by stockholders with respect to the 2000 annual meeting must be received in writing by the Secretary of the Corporation no earlier than January 4, 2000, and no later than January 29, 2000, and must set forth (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee and (iii) the number of shares of capital stock of the Corporation beneficially owned by each such nominee.

      The Board of Directors has also established a Committee of Outside Directors composed of those directors who are not and have never been employees of the Corporation. The Committee of Outside Directors meets regularly, usually in conjunction with, but separately from, regular meetings of the Board of Directors. The Committee of Outside Directors evaluates the performance of the Chief Executive Officer of the Corporation, reviews the senior organizational structure of the Corporation and, when appropriate, will recommend a successor for the Chief Executive Officer. The chairman of the Committee of Outside Directors acts as spokesperson for the outside directors and as their liaison with the Chief Executive Officer.

      During 1998, all directors, except for Ms. Dwyer and Mr. Stookey, attended at least 75% of the meetings of the Board of Directors and the committees to which they were assigned.

                           Compensation of Directors

      Employee directors of the Corporation are not paid for their service on the Board of Directors or any Board committee. Non-employee directors receive an annual retainer of $15,000 for Board service and an attendance fee of $1,200, plus travel expenses, for each day attending a Board or committee meeting. The chairman of the Board receives an additional annual retainer of $100,000 and the other committee chairmen each receive an additional annual retainer of $5,000.

      Prior to 1997, the Corporation had a Directors' Deferred Compensation Plan under which directors could defer all or a portion of their fees until their retirement or another specified date. Interest accrues on the balance of the deferred account at a New York bank's prime rate. The Corporation also has an unfunded Outside Directors' Retirement Plan (the "Outside Directors' Plan"). Under the Outside Directors' Plan, non-employee directors retiring at or after age 65 after at least five years of service or prior to age 65 after at least ten years of service are paid an amount equal to their retainer at the time of their retirement for a period equal to their period of service, up to ten years. The Outside Directors' Plan was terminated in 1997 and will not be provided to future directors. The non-employee directors who served while the Outside Directors' Plan was in effect will continue to accrue credit for service under the plan and will receive retirement benefits earned under the plan, but the retirement benefit for directors retiring after 1997 will be based on the retainer paid in 1997.

      At the 1996 annual meeting, the stockholders approved the Chesapeake Corporation Directors' Stock Option and Deferred Compensation Plan (the "1996 Plan"). The 1996 Plan provides that each non-employee director will receive an annual grant of stock options each May 1st beginning May 1, 1997, and ending May 1, 2007. The number of shares of Common Stock covered by such options reflects assumptions made in 1996 regarding (i) the future amount of directors' fees that would be approved but for the adoption of the 1996 Plan, and (ii) the fair market value of the option privilege. An option to purchase 1,700 shares of Common Stock at an exercise price of $35.425 was granted to each non-employee director on May 1, 1998, and an option to purchase 1,900 shares of Common Stock will be granted to each non-employee director on May 1, 1999. The exercise price of the options to be granted in 1999 will be the average closing price of the Common Stock for the 20 trading days preceding May 1, 1999. Options granted under the 1996 Plan will become exercisable on the day before the next succeeding annual meeting of stockholders, except that the exercisability of such options will be accelerated in the event of the director's death or disability or in the event of a "change in control" (as defined below under the caption "Definition of Change in Control"). Options that are not exercisable on the date that a participant ceases to be a director will be forfeited. No option may be exercised more than ten years after its grant date. In addition, non-employee directors may elect to defer all or part of their annual retainer or meeting fees, or both, under the 1996 Plan. The deferred fees may be held, at the election of the participant, in either a deferred cash account or a deferred stock account. Deferred cash accounts are not funded and are maintained for recordkeeping purposes only. Interest will be credited to a participant's deferred cash account based on the prime rate established from time to time by the Corporation's principal lender. Deferred fees that are credited to the participant's deferred stock account will be recorded by reference to the number of whole and fractional shares of Common Stock that could have been purchased with the deferred amount. Additional credits will be made to the deferred stock account, in whole and fractional shares of Common Stock, based on the value of dividends paid on the Common Stock and the fair market value of the Common Stock on the date that the dividends are paid. Deferred stock accounts are not funded, and no actual shares of Common Stock are purchased or held by or on behalf of the accounts; such accounts are maintained for recordkeeping purposes only.

      The cash retainer and attendance fees described above, together with annual awards under the 1996 Plan, represent the Corporation's standard arrangements for compensation of its non-employee directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows, as of February 1, 1999 (unless otherwise indicated), the direct and indirect beneficial ownership of Common Stock by: each director; each nominee for director; each executive officer named in the Summary Compensation Table; all directors, nominees for director and executive officers of the Corporation as a group; and all persons beneficially owning more than 5% of the outstanding Common Stock.

                             Sole Voting
                                 and                                Aggregate
      Name                   Investment                             Percentage
                              Power (1)    Other (2)       Total     Owned (3)

Robert L. Hintz........        10,400                     10,400
Thomas H. Johnson......       121,091                    121,091
Andrew J. Kohut........        67,983          5,863      73,846
William A. Raaths......        59,990          1,180      61,170
John W. Rosenblum......         5,000                      5,000
Frank S. Royal.........        10,500                     10,500
Robert F. Schick.......        24,403                     24,403
Wallace Stettinius.....        10,000                     10,000
Richard G. Tilghman....         5,570          1,371       6,941
William T. Tolley......        25,106                     25,106
Joseph P. Viviano......        19,774          3,000      22,774
Harry H. Warner........         6,650                      6,650
Hugh V. White, Jr. ....         1,000         12,400      13,400
All Directors, Nominees
for Director and Executive
Officers as a Group
(18 persons)...........       508,806         26,624     535,430         2.5%
FMR Corp.(4)
  82 Devonshire Street
  Boston, MA  02109....       973,500      2,202,000     3,175,500      14.8

---------------
      (1) Includes shares held in fiduciary capacities and (a) an aggregate 150,151 shares that may be acquired by employee directors and the Corporation's executive officers within 60 days under the Corporation's 1997 Incentive Plan, 1993 Incentive Plan and 1987 Stock Option Plan, and (b) an aggregate 53,200 shares that may be acquired by certain non-employee directors within 60 days under the 1996 Plan and the 1992 Non-Employee Director Stock Option Plan.
      (2) Includes shares, if any: (a) owned by certain relatives; (b) held in various fiduciary capacities; (c) held by certain corporations; and (d) held by the Corporation's 401(k) Savings Plan for Salaried Employees. These shares may be deemed to be beneficially owned under the rules and regulations of the Securities and Exchange Commission (the "SEC"), but the inclusion of such shares in the table does not constitute an admission of beneficial ownership. Certain shares may be deemed to be beneficially owned by more than one person or group listed and, accordingly, must be reported as being beneficially owned by each.
      (3) Except as indicated, each person or group beneficially owns less than 1% of the outstanding Common Stock.
      (4) As reported in a Form 13G, dated February 16, 1999, as of December 31, 1998, Fidelity Management & Research Company ("FMRC"), a subsidiary of FMR Corp., beneficially owned 2,089,800 shares of Common Stock as a result of acting as an investment advisor to several investment companies. The ownership of one such investment company, Fidelity Value Fund, amounted to 1,171,400 shares of Common Stock. Fidelity Management Trust Company ("Fidelity Management"), a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 1,083,600 shares of Common Stock. Edward C. Johnson 3d and FMR Corp., through its control of FMRC and Fidelity Management, each has sole dispositive power over 3,173,400 shares of Common Stock and sole power to vote or to direct the voting of 971,400 shares of Common Stock.

                             EXECUTIVE COMPENSATION

             Compensation Committee Report on Executive Compensation

      The Corporation's executive compensation programs are administered by the Compensation Committee. The Compensation Committee is composed of the individuals listed below, each of whom is a non-employee director of the Corporation. The Compensation Committee recommends salary levels for executive officers, approves incentive awards for officers and administers the Corporation's 1997 Incentive Plan. The Compensation Committee has retained Frederic W. Cook & Co., Inc., an independent compensation consultant, to advise the Compensation Committee with respect to executive compensation matters.

Overview of Compensation Philosophy

      The Corporation's executive compensation program is designed to enable the Corporation to attract, develop and retain executives and motivate them to attain the Corporation's business goals. The Compensation Committee intends to keep executive compensation externally competitive and internally equitable to reflect differences in job responsibility and individual contribution to the Corporation's success. The Corporation's goal is to pay base salaries that are in the mid-range of salaries offered in the packaging, tissue and forest products industries, local competing industries or industry in general, as appropriate, while offering appropriate incentive opportunities for executives. The Corporation's intent with respect to incentive programs is to provide executives the opportunity to earn total compensation that exceeds the targeted mid-range in return for superior Corporation, individual business unit and individual executive performance. The compensation programs also encourage employee ownership of the Corporation's Common Stock.

      The individual elements of the Corporation's executive compensation program are (i) base salaries, (ii) annual incentive opportunities, which focus on short-term objectives, and (iii) grants of stock options, stock awards and long-term incentive opportunities, which focus on long-term objectives. In designing and administering the individual elements of the executive compensation program, the Compensation Committee strives to balance short- and long-term incentive objectives. In the case of the Corporation's Chief Executive Officer (the "CEO"), the individual elements have been set by the Compensation Committee to provide that more than 50% of total compensation will consist of short- and long-term incentive opportunities, with long-term elements being the more significant. The expected value of the CEO's total compensation is set at the mid-range of competitive levels, as discussed below, with a large portion of such compensation being at risk based on actual performance.

      The Compensation Committee's policy on the tax deductibility of compensation for the CEO and other executive officers is to maximize the deductibility, to the extent possible, while preserving the Compensation Committee's flexibility to maintain a competitive compensation program. The Corporation expects all executive compensation paid or awarded during 1998 to be fully deductible for income tax purposes, except that the deductibility of a portion of the restricted stock awards granted to Mr. Johnson during 1998 will depend upon his total compensation in the year such awards vest.

1998 Compensation

      Base Salaries. Base salaries for executive officers are approved by the Board of Directors based upon recommendations by the Compensation Committee. The Compensation Committee's recommendations result from a subjective review of individual performances and competitive data supplied by the compensation consultant. The Compensation Committee first establishes a pay range for each job classification by reference to the Project 777 Executive Compensation Survey published by Management Compensation Services (the "MCS Survey"). The MCS Survey is a broad-based survey of U.S. industrial companies including approximately 20 paper and forest products companies, one of which is included in the S&P Midcap 400 Paper & Forest Products group used in the Stock Performance Graph. The MCS Survey is used because it provides detailed compensation information by job classification (weighted to reflect the relative sizes of the participating companies) for a diverse sample of participating companies. The midpoint of the base salary range for each executive job classification is set at the average salary for similar positions reported in the MCS Survey (subject to adjustment by the Compensation Committee based on its subjective evaluation of the relationship of various job classifications within the Corporation). In determining recommendations for specific salaries for executive officers within the resulting pay ranges, the Compensation Committee considers the individual officer's performance and the position of each individual's salary within the respective pay range.

      The Compensation Committee recommended, and the Board of Directors approved, a 5% increase in Mr. Johnson's salary in 1998. As in the case of executive officers generally, the Compensation Committee first established a pay range for the CEO based on the MCS Survey. In determining a recommendation for Mr. Johnson's salary within that range, in addition to the considerations stated above for executive officers generally, the Compensation Committee considered the achievement of his stated individual goals, which primarily related to achieving profitability, managing cash flow, operating safely in compliance with applicable laws and the strategic direction of the Corporation, and the Compensation Committee's subjective evaluation of his performance based on the Corporation's financial performance. In evaluating the Corporation's financial performance, several measures were reviewed, including earnings, earnings per share ("EPS"), return on equity, cash flow generated by operations and stock price performance. Without assigning relative weights to the different measures, the Compensation Committee placed primary emphasis on earnings, EPS and cash flow generated by operations. The Compensation Committee noted that the Corporation's financial results for 1998 showed significant improvement over the levels achieved in 1997 and were in line with the Corporation's 1998 business plan. The Compensation Committee also concluded that Mr. Johnson's achievement of his individual goals substantially met the Compensation Committee's expectations. Mr. Johnson's performance was evaluated in the aggregate without assigning specific weights to the individual elements upon which his performance was evaluated.

      Annual Incentive Program. The Compensation Committee approves annual incentive awards to officers in the form of bonuses under the 1997 Incentive Plan. For 1998, at the start of the year the Compensation Committee established individual award guidelines based on (i) the Corporation's performance relative to 1998 business plan EPS and 1998 business plan earnings before interest and taxes ("EBIT") for each business unit, and (ii) the officer's performance relative to his or her established individual goals. The Compensation Committee also determined each officer's target award, ranging from 35% to 60% of such officer's base salary, with the CEO having a 60% target award; actual awards could range from 0% to 200% of each officer's target award depending on performance relative to the award guidelines. If performance relative to the award guidelines was exceeded, the Compensation Committee could, in its discretion, award an additional amount to the officer. At the end of the year, the Compensation Committee reviewed corporate, business unit and individual performance and calculated the awards. The individual award guidelines established at the beginning of the year for the CEO were based 75% on EPS and 25% on the achievement of stated individual goals. The incentive award for Mr. Johnson was $349,790 for 1998, which was approximately 67% of his year-end base salary, compared to an incentive award of approximately 21% of year-end base salary for his five months' service in 1997. Mr. Johnson's incentive award was based upon the Corporation's EPS for 1998 and the Compensation Committee's subjective assessment of his performance against his stated individual goals (which were identical to those discussed under the caption "Base Salaries" above).

      Long-Term Incentive Programs. The Compensation Committee also approves long-term incentive awards to executive officers in the form of stock options, performance shares, stock awards and other incentive opportunities under the 1997 Incentive Plan. Individual grants are based on the Compensation Committee's subjective review of individual performance and competitive data supplied by the compensation consultant. The Compensation Committee first considers competitive data supplied by the compensation consultant with respect to average long-term incentive levels, by job classification, derived from the consultant's proprietary data base of long-term incentive practices of approximately 40 U.S. industrial companies, which is weighted to reflect the relative sizes of the participating companies. The data base does not include any of the companies represented in the S&P Midcap 400 Paper & Forest Products group used in the Stock Performance Graph. The Compensation

Committee relies on the consultant's data base for this purpose based on the consultant's advice that the data base provides a fair comparison group for determining competitive long-term incentive practices, and because the data base provides a consistent methodology for valuing and comparing grants. In determining recommendations for specific long-term incentive awards to executive officers, the Compensation Committee adjusts the average reflected in the compensation consultant's data to reflect its subjective evaluation of: the relationship of various job classifications within the Corporation; contributions by each executive officer to overall company performance and such officer's potential to contribute in the future; and, in the case of stock option awards, prior grant levels.

      Stock options are awarded to executives as a long-term incentive to align the executives' interests with those of other stockholders and to encourage significant stock ownership. In 1998, the Compensation Committee granted options to purchase an aggregate of 245,450 shares of Common Stock to the Corporation's employees, including options to purchase 50,000 shares of Common Stock that were granted to Mr. Johnson. In determining Mr. Johnson's option grant, in addition to the factors set forth above for executive officers generally, the Compensation Committee believed it was important for Mr. Johnson to have a significant opportunity to purchase the Corporation's Common Stock to align his interests with those of other stockholders. The stock options become exercisable in one-third installments on each of the first three anniversaries of the date of grant. The grant price for the options was the average of the closing prices of the Corporation's Common Stock on the twenty days up to and including the date of the grant. The option recipients, including Mr. Johnson, will receive value from these grants only if the price of the Common Stock increases above the grant price.

      Opportunities for long-term incentives are intended to focus the executives' attention on the long-term growth and financial success of the Corporation. The opportunity may be in the form of an incentive award, based on achieving pre-set objectives, or performance shares. A performance share award represents the opportunity to earn up to the specified number of shares of Common Stock over the course of the designated performance cycle by achieving certain performance criteria specified by the Compensation Committee. In 1996 (or 1997, in the case of Mr. Johnson), the Compensation Committee granted incentive award opportunities and performance shares to Chesapeake's officers and other management employees for the 1996-2000 performance cycle. Each year during the performance cycle, a portion of the incentive award may be earned based upon the Corporation's cumulative cash flow during the performance cycle and on individual goals relating to sales growth or volume growth for each business unit. In addition, during each year of the performance cycle, a portion of the performance shares may be earned based on the price of the Corporation's Common Stock. A portion of the performance share award will be earned when the Common Stock price exceeds $35 and additional amounts will be earned when the price equals or exceeds each $5 increment in excess thereof up to $60. The incentive award opportunity for the 1996-2000 performance cycle will be deemed to have been earned in full in the event of a "change in control" of the Corporation (as defined below under the caption "Definition of Change in Control"), while a portion of the performance shares granted for the 1996-2000 performance cycle will be deemed to have been earned in the event of a "change in control" based on the price of the Common Stock. No awards were earned for the 1996-2000 performance cycle during 1998.

      During 1998, the Compensation Committee made a grant of restricted stock to the Corporation's officers and other management employees for the 1998-2001 performance cycle. In order to receive these awards, the participants were required to place shares of the Corporation's Common Stock owned by the participant on deposit with the Corporation. At least one-half of such shares were required to be newly acquired shares (except in the case of Mr. Johnson, for whom all such shares were required to be newly acquired shares). For each share of stock placed on deposit within the individual participant's grant range, the participant received up to two shares of time-based restricted stock, and up to one and one-half shares of performance-based restricted stock, depending on the participant's position with the Corporation. The time-based restricted stock vests in 25% installments at the end of each year from 1998 to 2001. The performance-based restricted stock will be earned any time after June 30, 1999, that the Corporation's return on equity ("ROE") over the prior five
(5) calendar quarters meets the goals set by the Compensation Committee at the beginning of the 1998-2001 performance cycle. The restricted stock granted for the 1998-2001 performance cycle will be deemed to have been earned in full in the event of a "change in control" of the Corporation (as defined below under the caption "Definition of Change in Control") and, with respect to the time-based restricted stock, in the event of the death, disability or retirement of the participant. Mr. Johnson placed 12,000 shares on deposit with the Corporation and was granted 12,000 shares of time-based restricted stock and 9,000 shares of performance-based restricted stock.

Executive Compensation Committee

Wallace Stettinius, Chairman
William D. McCoy
Frank S. Royal
Richard Tilghman


                   Certain Agreements With Executive Officers

      The Corporation has entered into certain agreements with the following executive officers named in the Summary Compensation Table.

Agreement with Mr. Johnson

      In connection with his employment in 1997 as President & CEO, the Corporation entered into an Employment and Severance Benefits Agreement with Mr. Johnson. The agreement provides for Mr. Johnson's employment as President & CEO with a salary of not less than $500,000 per year through July 31, 2000, with one year extensions automatically granted each July 31. During the term of the agreement, Mr. Johnson may participate in the benefit programs available to executive officers generally. The agreement provided for minimum annual incentives of $100,000 for 1997 and $200,000 for 1998. The agreement also provides for payment of salary, benefits and annual incentive amounts for the remaining term of the agreement in the event Mr. Johnson is terminated during the term of the agreement by the Corporation without cause (as defined in the agreement). On July 31, 1998, the term of Mr. Johnson's agreement was automatically extended through July 31, 2001.

Agreement with Mr. Schick

      In anticipation of the sale of the Corporation's West Point, Virginia, kraft products mill and four container plants, which was completed on May 23, 1997, the Corporation entered into an Employment and Severance Benefits Agreement with Mr. Schick. In addition to providing incentives for Mr. Schick to remain with the Corporation through the closing date of the sale, the agreement provides for severance benefits payments to Mr. Schick should the Corporation terminate his employment with the Corporation within two years following the sale. In addition, the agreement provides that if Mr. Schick retires after two years following the closing date of the sale, his retirement benefits will be enhanced by adding five (5) years to his credited age and service under the Corporation's retirement plans.

                           Benefits Continuation Plan

       The Chesapeake Corporation Salaried Employee's Benefits Continuation Plan (the "Benefits Continuation Plan") will provide benefits to all salaried employees of the Corporation and its subsidiaries, including the executive officers named in the Summary Compensation Table, who are terminated within twenty-four months of a "change in control" of the Corporation (as defined below). The Benefits Continuation Plan provides severance pay based on the participant's credited service and compensation, with such severance pay not to exceed twenty-four months' compensation. The participant's health and life insurance benefits also will be provided for the period during which the participant receives severance pay or until the participant obtains other employment, whichever is earlier.


                        Definition of "Change in Control"

      For purposes of the Benefits Continuation Plan, the 1996 Plan, the 1993 Incentive Plan and the 1997 Incentive Plan, "change in control" means, in general, the occurrence of any of the following events: (i) any person or group becomes the beneficial owner of 20% or more of the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (with certain exceptions); (ii) those persons who were members of the Corporation's Board of Directors prior to the adoption of such plan, and those persons whose subsequent nominations were approved by such directors, cease to constitute a majority of the Board of Directors (with certain exceptions); (iii) the stockholders of the Corporation approve a reorganization, merger, share exchange or consolidation involving the Corporation unless immediately following such transaction all or substantially all of the persons who beneficially own Common Stock and any other then-outstanding voting securities of the Corporation beneficially own at least 80% of the common stock and voting securities, respectively, of the surviving entity in such transaction in substantially the same proportions as their ownership immediately prior to such transaction; or (iv) the stockholders of the Corporation approve a complete liquidation or dissolution of the Corporation or the sale of all or substantially all of its assets (with certain exceptions). The foregoing summary is qualified in its entirety by reference to the terms of the Benefits Continuation Plan, the 1996 Plan, the 1993 Incentive Plan and the 1997 Incentive Plan, copies of which will be provided promptly, upon request and without charge, to each person to whom a copy of this proxy statement is delivered. Requests should be directed to: J. P. Causey Jr., Secretary, Chesapeake Corporation, 1021 East Cary Street, Box 2350, Richmond, Virginia 23218-2350.

                 Summary of Cash and Certain Other Compensation

      The following table shows, for the fiscal years ended December 31, 1996, 1997 and 1998, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued, to the Corporation's CEO and to its four other most highly compensated executive officers (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                     Annual Compensation            Long-Term Compensation
                                ----------------------------- ----------------------------------
                                                                      Awards            Payouts
                                                              ----------------------  ----------
    Name and                                          Other               Securities
Principal Position                                    Annual  Restricted  Underlying               All Other
     as of                                           Compen-    Stock      Options/     LTIP        Compen-
December 31, 1998      Year    Salary     Bonus(1)  sation(2)  Awards(3)     SARs     Payouts(4)    sation(5)
------------------------------------------------------------------------------------------------------------
Thomas H. Johnson      1998   $512,500    $349,700   $18,251  $  418,500    50,000      $     0     $ 4,000
President & Chief      1997    208,333     106,600    31,735   1,350,000    50,000            0      52,159
Executive Officer
and
Director
(since August
1997)

William A. Raaths      1998    256,500     171,063               306,900    15,000            0       6,248
Executive Vice         1997    221,500     135,000               188,250     9,500       14,094       6,233
President -            1996    191,250     170,000                           9,500            0       8,906
Tissue Products



William T. Tolley      1998    210,000     113,595     6,789     251,100    10,000            0       4,000
Senior Vice            1997    200,000     135,600    21,836     156,875    14,500       11,344      39,224
President -            1996     28,125     115,000                                            0           0
Finance
& Chief Financial
Officer  (since
1996)

Andrew J. Kohut        1998    231,500      81,865               306,900     5,000            0       6,255
Senior Vice            1997    223,000      55,000               188,250     9,500       14,094       6,458
President -            1996    215,000     110,000                          13,500            0       9,750
Strategic
Development


Robert F. Schick       1998    194,433     102,717               251,100    10,000            0       5,805
Senior Vice
President -
Containers (since
September 1998)


--------------------
      (1) The 1997 bonus amounts include special one time payments for Messrs. Tolley and Kohut relating to the sale of the West Point mill and four packaging plants.
      (2) None of the Named Executive Officers received perquisites or other personal benefits, securities or property with an aggregate value in excess of the lesser of $50,000 or 10% of the total of his salary and bonus shown above. Amounts for Mr. Johnson and Mr. Tolley represent reimbursement of taxes on relocation payments.
      (3) The amounts appearing in the Restricted Stock Awards column represent the value of time-based restricted stock awards granted during 1998 and 1997 based on the closing price for the Company's Common Stock on the date of grant. As of December 31, 1998, the number and value (based on the closing price of $36.875 for the Common Stock on such date) of shares of restricted stock held by the Named Executive Officers were as follows: Mr. Johnson, 58,000 shares, $2,138,750; Mr. Raaths, 16,962 shares, $625,474; Mr. Tolley, 13,511 shares,
$498,218;  Mr. Kohut, 16,692 shares,  $625,474;  and Mr. Schick,  10,985 shares,
$405,072. None of such shares will vest, in whole or in part, in less than three years from the date of grant, except that (a) restricted stock awards in 1998 for 12,000 shares for Mr. Johnson, 8,800 shares each for Mr. Raaths and Mr. Kohut, and 7,200 shares each for Mr. Tolley and Mr. Schick will vest in annual installments over four years, and (b) such shares will vest upon the death, disability or retirement of the executive or upon the occurrence of certain events following a "change in control" of the Corporation, as described above under the caption "Definition of Change in Control." Dividends will be paid on shares of restricted stock at the same rate and times as on all other shares of Common Stock.
      (4) The amounts appearing in the LTIP Payouts column represent the value of performance-based restricted stock and stock units earned in 1997 with respect to the 1996-2000 performance cycle under the 1993 Incentive Plan. The amounts are based on the closing price of $34.375 for the Common Stock on December 31, 1997. No awards were earned in 1998 or 1996.
      (5) "All Other Compensation" for 1998 includes the following: (a) the Corporation's 50% matching contributions under the Corporation's 401(k) Savings Plan for Salaried Employees of $4,000 for each of the Named Executive Officers; and (b) the Corporation's matching contribution under the Corporation's Salaried Employees' Stock Purchase Plan of the following amounts made to the Named Executive Officers: Mr. Johnson, $0; Mr. Raaths, $2,248; Mr. Tolley, $0; Mr. Kohut, $2,255; and Mr. Schick, $1,805.

                                   Stock Options and SARs

      The following table contains information concerning the grants of options and SARs made during 1998 under the 1997 Incentive Plan to the Named Executive Officers.

                           OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                     Potential Realizable Value at
                                                                  Assumed Annual Rates of Stock Price
                         Individual Grants                          Appreciation for Option Term (1)
-------------------------------------------------------------     ------------------------------------
                                % of Total
                     Number of   Options/
                    Securities     SARs
                    Underlying  Granted to
                     Options/   Employees  Exercise   Expira-
                       SARs     in Fiscal  or Base      tion
      Name          Granted(2)    Year     price(3)     Date         0%       5%(4)        10%(4)
-------------------------------------------------------------     ------------------------------------
Thomas H. Johnson     50,000      20.4%     $38.45     8/9/08       $0    $1,209,000    $3,064,000
William A. Raaths     15,000       6.1       38.45     8/9/08        0       362,700       919,200
William T. Tolley     10,000       4.1       38.45     8/9/08        0       241,800       612,800
Andrew J. Kohut        5,000       2.0       38.45     8/9/08        0       120,900       306,400
Robert F. Schick      10,000       4.1       38.45     8/9/08        0       241,800       612,800

--------------------
      (1) The potential realizable value is based upon assumed future prices for the Common Stock that are derived from the specified assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the actual future performance of the Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.
      (2) All grants were nonqualified options and become exercisable in one-third installments on each of the first three anniversaries of the date of grant.
      (3) The exercise price was set at the average of the closing prices of Common Stock on the twenty trading days up to and including the date of the grant for the options. The exercise price may be paid in cash or in Common Stock valued at fair market value on the date preceding the date of exercise, or a combination of cash and Common Stock.
      (4) The 5% and 10% assumed annual rates of stock price appreciation used to calculate potential option gains shown above are required by the rules of the SEC. The actual gains that will be realized, if and when the Named Executive Officers exercise the options granted in 1998, will be dependent on the future performance of the Common Stock. To put the hypothetical gains shown in the table into perspective, the following is provided:

                                                             Annual Rate of Stock
                                                                    Price
                                                                 Appreciation
                                                         ----------------------------
                                                                5%           10%
                                                        -------------- --------------
Resulting stock price based on $38.45 starting price     $      62.63  $        99.73

Per share gain                                                  24.18           61.28

Aggregate hypothetical gain that would be realized by
all stockholders (based on 21,385,668 shares
outstanding on August 10, 1998)                           517,105,452   1,310,513,735

Aggregate hypothetical gain on options granted to the
Named Executive Officers if assumed prices are achieved     2,176,200       5,515,200

Hypothetical aggregate gains for the Named Executive
Officers as a percentage of all stockholders' gains               0.4%            0.4%

                             Option/SAR Exercises and Holdings

      The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options and SARs during 1998, and unexercised options and SARs held by them on December 31, 1998.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                           YEAR-END OPTION/SAR VALUES

                                                 Number of        Value of
                                                 Securities      Unexercised
                                                 Underlying     In-the-Money
                                                Unexercised    Options/SARs at
                                                Options/SARs    Year-End (1)
                                                     at
                                                  Year-End
                      Shares
                    Acquired         Value     Exercisable/     Exercisable/
      Name         on Exercise    Realized    Unexercisable(2) Unexercisable(2)
      ----         -----------    --------    ---------------- -----------------

Thomas H. Johnson          0        $   0      16,666/83,334  $59,914/$119,836

William A. Raaths          0            0      26,099/24,390  244,358/61,563

William T. Tolley          0            0      4,832/19,668   19,920/39,857

Andrew J. Kohut            0            0      38,665/15,835  407,589/74,969

Robert F. Schick       3,700       63,623      6,899/13,401   49,243/18,671
--------------------
      (1) The value of unexercised in-the-money options/SARs represents the positive spread between the December 31, 1998, closing price of the Common Stock ($36.875) and the exercise price of any unexercised options and SARs.
      (2) The shares represented could not be acquired by the Named Executive Officer as of December 31, 1998, and future exercisability is subject to the executive remaining employed by the Corporation for up to three years from the date of grant, subject to acceleration for retirement, death or total disability of the executive or a "change in control" of the Corporation (as defined in the 1997 Incentive Plan, the 1993 Incentive Plan and the 1987 Stock Option Plan).

                           Long-Term Incentive Awards

      The  following  table  contains   information   concerning  the  award  of
performance-based restricted stock made during 1998 under the 1997 Incentive Plan to the Named Executive Officers for the 1998-2001 performance cycle.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                         Performance              Estimated Future Payouts
                        Number of     or Other Period       Under Non-Stock Price-Based Plans(1)
                    Shares, Units or  Until Maturation  -------------------------------------------
      Name           Other Rights(1)     or Payout       Threshold        Target         Maximum
      ----          ----------------  ----------------  -----------       ------         -------
Thomas H. Johnson     9,000 shares       1998-2001     4,500 shares    9,000 shares    9,000 shares
William A. Raaths     6,600 shares       1998-2001     3,300 shares    6,600 shares    6,600 shares
William T. Tolley     5,400 shares       1998-2001     2,700 shares    5,400 shares    5,400 shares
Andrew J. Kohut       6,600 shares       1998-2001     3,300 shares    6,600 shares    6,600 shares
Robert F. Schick      5,400 shares       1998-2001     2,700 shares    5,400 shares    5,400 shares


--------------------
      (1) Awards consist of performance-based restricted stock granted under the 1997 Incentive Plan for the 1998-2001 performance cycle. The performance-based restricted stock will be earned any time after June 30, 1999, that the Corporation's ROE over the previous five (5) calendar quarters meets the goals set by the Compensation Committee, with a portion of the restricted stock earned when the Corporation's ROE exceeds a specified threshold amount, an additional amount of restricted stock earned when the Corporation's ROE exceeds a specified intermediate amount and the balance earned if the Corporation achieves 100% of the specified goal. The performance-based restricted stock for the 1998-2001 cycle will be deemed to have been earned in full in the event of a "change in control" of the Corporation (as defined in the 1997 Incentive Plan).

                                    Pension Plans Table

      The following table illustrates the approximate aggregate annual retirement benefits payable to covered participants retiring at age 65 pursuant to the Corporation's funded retirement plan for its salaried employees and unfunded supplemental retirement plan for certain officers and other key employees.

                         Estimated Annual Retirement Benefit at Age 65
                     -------------------------------------------------------

                                 Years of Credited Service (2)
                     -------------------------------------------------------
    Annual
 Compensation (1)       15         20         25         30          35
 ----------------   --------- ----------- ---------- ---------- -----------

 $ 200,000           $ 60,000  $ 80,000    $ 96,000  $112,000    $128,000
   400,000            120,000   160,000     192,000   224,000     256,000
   600,000            180,000   240,000     288,000   336,000     384,000
   800,000            240,000   320,000     384,000   448,000     512,000
 1,000,000            300,000   400,000     480,000   560,000     640,000
 1,200,000            360,000   480,000     576,000   672,000     768,000

-----------------
      (1) Annual compensation is the average of the highest five consecutive years' salary and bonus paid during the last ten consecutive years and, in the case of the Named Executive Officers, approximates such amounts as set forth in the Summary Compensation Table.
      (2) The years of credited service for the Named Executive Officers as of March 1, 1999, were: Mr. Johnson, 1; Mr. Raaths, 19; Mr. Tolley, 2; Mr. Kohut, 19; and Mr. Schick, 16 (Mr. Raaths has 13 years credited service under the supplemental retirement plan).

      The above amounts are stated as payments in the form of a life annuity. Other actuarially equivalent forms of benefit may be selected. The amounts shown in the table are subject to reduction for a portion of Social Security benefits.

                 Certain Relationships and Related Transactions

     During January 1999, in connection with the employment of Mr. Octavio Orta as the Corporation's Executive Vice President -- Display and Packaging, the Corporation unconditionally guaranteed the repayment of a third party loan to Mr. Orta in the principal amount of $600,000. As of March 12, 1999, the loan was current and the principal amount outstanding was $600,000.

           Compensation Committee Interlocks and Insider Participation

      The Compensation Committee is composed of Messrs. Stettinius (Chairman), McCoy, Royal and Tilghman. No member of the Compensation Committee had relationships, or engaged in transactions, with the Corporation during 1998 of the type required to be disclosed under the caption "Certain Relationships and Related Transactions."

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Executive officers, directors and owners of more than 10% of the Common Stock are required by regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons who were not required to file a Form 5 for 1998, the Corporation believes that all of its executive officers, directors and owners of more than 10% of the Common Stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 1998.

                                Performance Graph

      The following graph compares the cumulative total return for the Common Stock to the cumulative total returns for the S&P Midcap 400 Composite Index and the S&P Midcap 400 Paper & Forest Products Group Index for the Corporation's last five fiscal years. The graph assumes an investment of $100 in the Common Stock and in each index as of December 31, 1993, and that all dividends were reinvested.

                  5 Year Comparison: Chesapeake Corporation vs.
          S&P Midcap 400 Index vs. S&P Midcap 400 Paper & Forest Index

                                    [GRAPH]

                                          (December 31st of each year)
                                      '93   '94   '95   '96   '97   '98
Chesapeake Corporation                100   133   122   133   150   164
S&P Midcap 400 Index                  100    96   126   150   199   237
S&P Midcap 400 Paper & Forest Index   100    98   116   119   128   127

                    PROPOSAL TO AMEND THE 1997 INCENTIVE PLAN
                                  (PROPOSAL 2)

      The Corporation proposes that the stockholders approve amendments to the 1997 Incentive Plan (the "Plan Amendments"). The Plan Amendments were adopted by the Board of Directors on February 17, 1999, subject to the approval of the Corporation's stockholders.

      The Plan Amendments are summarized in the following paragraphs. This summary is subject, in all respects, to the terms of the 1997 Incentive Plan and the text of the Plan Amendments, which terms are incorporated herein by reference. The Corporation will provide promptly, upon request and without charge, a copy of the full text of the 1997 Incentive Plan and the Plan Amendments to each person to whom a copy of this proxy statement is delivered. Requests should be directed to J. P. Causey Jr., Secretary, Chesapeake Corporation, 1021 East Cary Street, Box 2350, Richmond, Virginia 23218-2350.

Eligibility

      Any employee of the Corporation or a related entity of the Corporation is eligible to participate in the 1997 Incentive Plan if the Compensation Committee or its delegate, as administrator of the 1997 Incentive Plan (as used in this summary, the "Administrator"), in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or a related entity. The Corporation is not able to determine the number of individuals that the Administrator will select to participate in the 1997 Incentive Plan or the type or size of awards that the Administrator will approve in the future. Awards granted to (i) the Named Executive Officers, (ii) all current executive officers as a group, (iii) all current non-executive directors as a group and (iv) all employees as a group under the 1997 Incentive Plan would not have differed during 1998 if the Plan Amendments had been in effect during such time.

Share Authorization

      The Plan Amendments increase the maximum aggregate number of shares that may be issued under the 1997 Incentive Plan by 1,000,000 shares, plus the number of shares of Common Stock (i) forfeited or cashed out in connection with the grant of SARs, stock awards, stock units or performance shares, (ii) surrendered to satisfy income and withholding tax obligations under the 1997 Incentive Plan or surrendered in payment of all or part of the option price of any option or
(iii) surrendered to satisfy income and withholding tax obligations under any prior stock compensation plan maintained by the Corporation. The Plan Amendments also provide that the maximum aggregate number of shares that may be issued pursuant to the exercise of options granted on or after February 17, 1999, and prior to February 11, 2007, is 1,400,000 shares.

      In addition, the Plan Amendments modify the limit on the number of shares that may be covered by performance share awards or issued pursuant to a stock award, incentive award or the settlement of stock units. The 1997 Incentive Plan currently provides that, in any calendar year, no more than 30 percent of the maximum aggregate number of shares that may be issued under the 1997 Incentive Plan may be covered or issued pursuant to such awards. The Plan Amendments provide that, beginning in 1999 and during the remainder of the term of the 1997 Incentive Plan, no more than 40 percent of the maximum aggregate number of shares that may be issued under the 1997 Incentive Plan may be covered by performance share awards or issued pursuant to a stock award, incentive award or the settlement of stock units.

Individual Limitations

      The Plan Amendments provide that during any consecutive five-year period, no individual may be granted or awarded (i) options, corresponding SARs and SARs granted independently of options covering more than 500,000 shares of Common Stock in the aggregate, or (ii) stock awards, performance shares, stock units or an incentive award covering more than 500,000 shares of Common Stock in the aggregate. The 1997 Incentive Plan currently limits such awards and grants to 100,000 shares of Common Stock annually.

Plan Administration

      The Plan Amendments limit the Administrator's right to accelerate the vesting or exercisability of outstanding grants or awards, except in the case of unusual or extraordinary circumstances (which may include, but are not limited to, death, disability or retirement) as determined by the Compensation Committee in its sole discretion. The 1997 Incentive Plan currently does not contain such a limitation.

Awards

      Foreign Alternatives. The Plan Amendments provide the Compensation Committee with discretion to specify that grants and awards to any individual who is employed outside of the United States or who is a foreign national may be made on terms and conditions that are different from those currently specified in the 1997 Incentive Plan and which are necessary and desirable to further the 1997 Incentive Plan's purposes.

      Options. The Plan Amendments provide that the option price per share of Common Stock purchased upon the exercise of any nonqualified stock option cannot be less than 100% of the share's Fair Market Value (as defined below) on the date the option is granted. The 1997 Incentive Plan currently permits nonqualified stock options to be priced at 85% of the shares' Fair Market Value on the date of grant.

      Stock Awards. The Plan Amendments provide that the restrictions applicable to shares granted in the form of a stock award must include a holding period of at least three years or the attainment of performance objectives specified by the Compensation Committee; provided, however, that such restrictions will not apply in the case of a stock award granted in connection with the purchase of Common Stock by the participant, with respect to stock awards issued in settlement of a performance award, or for up to a total of 100,000 shares of Common Stock covered by the grant of stock awards.

      Fair Market Value. For purposes of grants and awards under the 1997 Incentive Plan and the Plan Amendments, the term "Fair Market Value" means, on any given date, either of the following as determined by the Administrator: (i) the closing price of a share of Common Stock on such date, as reported on the New York Stock Exchange composite tape for such date, or, if the Common Stock was not traded on the New York Stock Exchange on such date, on the next preceding day that the Common Stock was traded on the New York Stock Exchange; or (ii) the average of the closing price of a share of Common Stock on the 20 consecutive trading days immediately preceding and including the date of determination, as reported on the New York Stock Exchange composite tape for such dates, all as reported by such source as the Administrator may select; provided, however, that with respect to an option that is an incentive stock option or SAR related to an incentive stock option, Fair Market Value means the closing price of a share of Common Stock on the date of grant.

      THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A VOTE FOR PROPOSAL 2 TO
                                                               ---
APPROVE THE AMENDMENTS TO THE 1997 INCENTIVE PLAN.

                              SELECTION OF AUDITORS
                                  (PROPOSAL 3)

      The Board of Directors has appointed PricewaterhouseCoopers LLP to serve as independent certified public accountants of the Corporation and its subsidiaries for 1999. Stockholders are requested to ratify this appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be given an opportunity to make a statement and to respond to appropriate questions.

      THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS A VOTE FOR  PROPOSAL 3
                                                              ---
TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1999.


        STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

      Any proposal submitted by a stockholder for inclusion in the proxy materials for the annual meeting of stockholders in 2000 must be delivered to the Corporation at its principal office in Richmond, Virginia, not later than November 24, 1999.

      In addition to any other applicable requirements, for business to be properly brought before the 2000 annual meeting by a stockholder, even if the proposal is not to be included in the Corporation's proxy statement, the Corporation's bylaws provide that the stockholder must give notice in writing to the Secretary of the Corporation not later than January 19, 2000. As to each such matter, the notice must contain (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name, record address of, and class, series and number of shares beneficially owned by, the stockholder proposing such business and (iii) any material interest of the stockholder in such business.

                                  OTHER MATTERS

      As of the date of this proxy statement, management knows of no business that will be presented for consideration at the annual meeting of stockholders other than that stated herein. As to other business, if any, and matters incident to the conduct of the meeting that may properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies.

      Stockholders, whether or not they expect to attend the annual meeting in person, are requested to mark, date and sign the enclosed proxy and return it to the Corporation. Please sign exactly as your name appears on the accompanying proxy. Stockholders may revoke their proxy by delivering a written notice of revocation to the Corporation at its principal office to the attention of J. P. Causey Jr., Secretary, at any time before the proxy is exercised.



                                                      J. P. Causey Jr.
                                                      Secretary
March 24, 1999

                                     NOTICE


                                       and


                                 PROXY STATEMENT


                                     for the


                                 ANNUAL MEETING


                                       of


                                  STOCKHOLDERS


                                   To Be Held

                                 April 28, 1999


                                     [LOGO]

PROXY                                                                      PROXY

                             CHESAPEAKE CORPORATION
                            RICHMOND, VIRGINIA 23218

              Proxy Solicited on Behalf of the Board of Directors
             for the Annual Meeting of Stockholders, April 28, 1999

The undersigned hereby appoints Thomas H. Johnson, Wallace Stettinius and Harry
H. Warner and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of the Corporation held of record by the undersigned on March 12, 1999, at the annual meeting of stockholders to be held at 10:00 a.m. on April 28, 1999, or any adjournments thereof.

                PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                          (Continued on reverse side.)

                  Detach Admittance Card Before Mailing Proxy


[LOGO] Chesapeake

                                ADMITTANCE CARD

                          ANNUAL STOCKHOLDERS MEETING

                           APRIL 28, 1999, 10:00 A.M.

           (Light refreshments will be available before the meeting)

                             AUDITORIUM, 4TH FLOOR
                        CRESTAR BANK, 9TH & MAIN STREETS
                               RICHMOND, VIRGINIA

            Please present this card at the door to gain admittance.

                             CHESAPEAKE CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.



1. ELECTION OF THREE DIRECTORS FOR A THREE-YEAR TERM:                    For All
   Class I (to serve until the 2002 annual meeting of      For  Withhold  Except
            stockholders)                                  [ ]     [ ]      [ ]
   Nominees:01-John W. Rosenblum, 02-Richard G. Tilghman
   and 03-Hugh V. White, Jr.
   _____________________________________________________
   (Except nominees written above)


2. To approve amendments to the Chesapeake Corporation     For  Against  Abstain
   1997 Incentive Plan.                                    [ ]     [ ]      [ ]


3. To ratify the  appointment of                           For  Against  Abstain
   PricewaterhouseCoopers LLP as independent               [ ]     [ ]      [ ]
   accountants for 1999.


4. In their discretion, the proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting.


The Board of Directors unanimously recommends a vote FOR each of the above proposals.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each proposal presented.

                          Dated: _________________________________________, 1999

Signature(s) ___________________________________________________________________

________________________________________________________________________________
Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representative capacity.


                            ^ FOLD AND DETACH HERE ^

CONTROL  NUMBER

_______________
                                VOTE BY TELEPHONE

                        QUICK * * * EASY * * * IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o There is NO CHARGE for this call.

o On a touch tone telephone call TOLL FREE 1-877-587-0758 24 hours a day--7 days a week.

o You will be asked to enter a Control Number which is located in the box on the middle-left of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
Press 1.
Your vote will be confirmed and cast as you directed. END OF CALL.

OPTION #2: To vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9; To WITHHOLD FOR AN INDIVIDUAL nominee, press 0. If you press 0, enter the two digit number that precedes the nominee(s) for whom you withhold your vote; then press 0 again.

Proposals 2 and 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

       Your vote will be confirmed and cast as you directed. END OF CALL.

    If you vote by telephone, there is no need for you to return your proxy.
                             THANK YOU FOR VOTING!

[LOGO] CHESAPEAKE                                             March 24, 1999


Dear Plan Participant:

        The instruction card to vote your Chesapeake Corporation common stock held in the St. Laurent Paperboard (U.S.) 401(k) Savings Plan (the "Plan") is on the lower portion of this page. It is important that you instruct the trustee to vote your shares held in the Plan by completing the instruction card below and returning it to The Bank of New York.


        As a participant in the Plan, you are entitled to attend the annual meeting of stockholders of Chesapeake Corporation to be held in the auditorium of Crestar Bank, 9th & Main Streets, Richmond, Virginia, on Wednesday, April 28, 1999, at 10:00 A.M. If you plan to attend the meeting and have not otherwise requested an admittance card, you may request an admittance card by contacting our corporate office in Richmond at (804) 697-1000.

                                                          Sincerely,


                                                          J.P. Causey Jr.
                                                          Secretary

                             DETACH PROXY CARD HERE


[ ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:
(1)Election   of   three            FOR all    [ ]       WITHHOLD AUTHORITY   [ ]      *EXCEPTIONS   [ ]
   directors   for  a   three       nominees             to vote
   year  term.  Class  1  (to       listed               for all nominees
   serve   until   the   2002       below.               listed below.
   annual      meeting     of
   stockholders):


Nominees:  John W. Rosenblum, Richard G. Tilghman and Hugh V. White, Jr.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE
"EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

Exceptions  __________________________________________________________________

(2) To approve amendments to the Chesapeake Corporation 1997 Incentive     (3) To ratify the appointment of PricewaterhouseCoopers
    Plan.                                                                      LLP as Independent Accountants for 1999.

             FOR  [ ]  AGAINST   [ ]    ABSTAIN   [ ]                                FOR   [ ]    AGAINST  [ ]  ABSTAIN  [ ]

(4)In their discretion, the proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting and any adjournments.

                                                                                             ADDRESS CHANGE AND
                                                                                           OR COMMENTS MARK HERE

                                                                                      Please sign  exactly as name is
                                                                                           printed to the left

                                                                                 Dated:  ________________________________, 1999

                                                                                 ______________________________________________

                                                                                 ______________________________________________


           TO:   THE BANK OF NEW YORK
                 Trustee of the St. Laurent Paperboard (U.S.)
                 401(k) Savings Plan

                 With respect to the shares of Common Stock of Chesapeake Corporation represented by my interest in the Trust Fund of the St. Laurent Paperboard (U.S.) 401(k) Savings Plan, you are directed to sign and forward a proxy in the form being solicited by the Board of Directors of Chesapeake Corporation to instruct the persons named therein, or their substitutes, to vote in accordance with the proxy statement as designated on the reverse.

                       PLEASE SIGN AND DATE ON THE REVERSE

                         (Continued on the reverse side)


                                                 CHESAPEAKE CORPORATION
                                                 P.O. BOX 11248
                                                 NEW YORK, N.Y.  10203-0248

[LOGO] CHESAPEAKE                                             March 24, 1999


Dear Plan Participant:

        The instruction card to vote your Chesapeake Corporation common stock held in the Chesapeake Corporation 401(k) Savings Plan for Salaried Employees or the Chesapeake Packaging Co. 401(k) Savings Plan for Hourly Employees (the "Plans") is on the lower portion of this page. It is important that you instruct the trustee to vote your shares held in the Plans by completing the instruction card below and returning it to The Bank of New York.


        As a participant in the Plans, you are entitled to attend the annual meeting of stockholders of Chesapeake Corporation to be held in the auditorium of Crestar Bank, 9th & Main Streets, Richmond, Virginia, on Wednesday, April 28, 1999, at 10:00 A.M. If you plan to attend the meeting and have not otherwise requested an admittance card, you may request an admittance card by contacting our corporate office in Richmond at (804) 697-1000.

                                                          Sincerely,


                                                          J.P. Causey Jr.
                                                          Secretary

                             DETACH PROXY CARD HERE


[ ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

(1)Election   of   three            FOR all    [ ]       WITHHOLD AUTHORITY    [ ]            *EXCEPTIONS [ ]
   directors   for  a   three       nominees             to vote
   year  term.  Class  1  (to       listed               for all nominees
   serve   until   the   2002       below.               listed below.
   annual      meeting     of
   stockholders):


Nominees:  John W. Rosenblum, Richard G. Tilghman and Hugh V. White, Jr.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE
"EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

Exceptions
           ---------------------------------------------------------------------

(2) To approve amendments to the Chesapeake Corporation 1997 Incentive   (3) To ratify the appointment of PricewaterhouseCoopers LLP
Plan.                                                                        as Independent Accountants for 1999.

                 FOR  [ ]  AGAINST  [ ]   ABSTAIN  [ ]                             FOR    [ ]    AGAINST  [  ]  ABSTAIN  [ ]

(4)In their discretion, the proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting and any adjournments.

                                                                                              ADDRESS CHANGE AND
                                                                                            OR COMMENTS MARK HERE

                                                                                    Please  sign   exactly  as  name  is
                                                                                            printed to the left

                                                                                   Dated:  _________________________, 1999

                                                                                   _______________________________________

                                                                                   _______________________________________

           TO:   THE BANK OF NEW YORK
                 Trustee of the Chesapeake Corporation 401(k) Savings
                 Plan for Salaried Employees and the Chesapeake Packaging Co. 401(k) Savings Plan for Hourly Employees

                 With respect to the shares of Common Stock of Chesapeake Corporation represented by my interest in the Trust Funds of the Chesapeake Corporation 401(k) Savings Plan for Salaried Employees and the Chesapeake Packaging Co. 401(k) Savings Plan for Hourly Employees, you are directed to sign and forward a proxy in the form being solicited by the Board of Directors of Chesapeake Corporation to instruct the persons named therein, or their substitutes, to vote in accordance with the proxy statement as designated on the reverse.

                       PLEASE SIGN AND DATE ON THE REVERSE

                         (Continued on the reverse side)



                                              CHESAPEAKE CORPORATION
                                              P.O. BOX 11241
                                              NEW YORK, N.Y.  10203-0241

[LOGO] Chesapeake
                                                        March 24, 1999

TO: Participants in the Wisconsin Tissue Mills Inc. 401(k) Savings Plan for Hourly Employees

     Enclosed are proxy materials in connection with Chesapeake Corporation's stockholders meeting to be held on April 28, 1999. Also enclosed are the instructions for Associated Bank to vote your full shares of Chesapeake Corporation common stock held in the Wisconsin Tissue Mills Inc. 401(k)
Savings Plan for Hourly Employees (the "Plan"). It is important that you instruct Associated Bank, the trustee of the Plan, to vote your shares held in the Plan and allocated to your account by completing and returning the instructions enclosed. All voting instructions given to Associated Bank will be confidential.

     To be effective, your proxy must be received by Associated Bank by the close of business (4:00 p.m. CDT), April 26, 1999. If you do not direct the vote of the shares of common stock allocated to your account, Associated Bank will not vote those shares. You may revoke your proxy by delivering a written notice of revocation to Associated Bank at the address below by the close of business (4:00 p.m. CDT), April 26, 1999. Any notice of change must be timely, contain your name, your social security number, and be signed and dated.

                             Associated Bank, Trustee
                             P.O. Box 408
                             Neenah, Wisconsin 54957-0408

     As a participant in the Plan, you are entitled to attend the annual meeting of stockholders of Chesapeake Corporation to be held at Crestar Bank, 9th and Main Streets, Richmond, Virginia, on Wednesday, April 28, 1999, at 10:00 A.M. If you plan to attend the meeting and have not otherwise received an admittance card, you may request an admittance card by contacting the Chesapeake corporate office in Richmond at (804) 697-1000.


                                              Sincerely,

                                              /s/ J.P. Causey Jr.

                                              J.P. Causey Jr.
                                              Secretary

NOTE: PLEASE MARK THE ENCLOSED VOTING INSTRUCTIONS AND MAIL TO ASSOCIATED BANK IN THE ENVELOPE PROVIDED.

                               VOTING INSTRUCTIONS

[LOGO]

TO:   ASSOCIATED BANK

      Trustee of the Wisconsin Tissue Mills Inc. 401(k) Savings Plan for Hourly Employees


With respect to the full shares of Common Stock of Chesapeake Corporation allocated to my account in the Wisconsin Tissue Mills Inc. 401(k) Savings Plan for Hourly Employees, you are directed to sign and forward a proxy in the form being solicited by the Board of Directors of Chesapeake Corporation to instruct the persons named therein, or their substitutes, to vote in accordance with the proxy statement as designated below.

      The Board of Directors unanimously recommends a vote FOR each of the following proposals:


(1) Election of three directors for a three year term. Class I (to serve until the 2002 annual meeting of stockholders): John W. Rosenblum, Richard G. Tilghman and Hugh V. White, Jr.

    [  ] FOR                   [  ] WITHHOLD      [  ] EXCEPTIONS: Withhold vote
         all nominees               vote for           on the
         listed above               all nominees       following nominee(s) only

                                                      --------------------------

(2)   To approve amendments to the Chesapeake Corporation 1997 Incentive Plan.

         [  ]  FOR            [  ]  AGAINST                   [  ]  ABSTAIN


(3) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 1999.

          [  ]  FOR            [  ]  AGAINST                   [  ]  ABSTAIN


(3) In their discretion, the proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting and any adjournments.

                                 PLEASE MARK ALL
                              CHOICES LIKE THIS [X]



Signature_______________________________        Date _____________________, 1999


   PLEASE MAIL THESE INSTRUCTIONS IN THE ENCLOSED ENVELOPE TO ASSOCIATED BANK

                       [CHESAPEAKE CORPORATION LETTERHEAD]


                                                   April 12, 1999


                                     A REMINDER
                                     ----------

Dear Stockholder:

        Proxy material for the annual meeting of stockholders of Chesapeake Corporation was sent to you under date of March 24, 1999.

        According to our records, your proxy for this meeting, which will be held on Wednesday, April 28, 1999, has not yet been received. Regardless of the number of shares you may own, it is important that they be represented.

        If you have not already returned your proxy card or telephoned your vote, or if you did so more than a week ago, I urge you to promptly sign, date and mail the enclosed duplicate card or telephone the proxy voting number shown on your proxy card to vote your shares.

                                                   Sincerely,


                                                   /s/ J.P. Causey Jr.

                                                   J. P. Causey Jr.
                                                   Secretary



kmh
Enclosure